FGT2 P-2

SUPPLEMENT DATED NOVEMBER 17, 2008

TO THE PROSPECTUS DATED DECEMBER 1, 2007
as previously amended
Franklin Templeton Core Fixed Income Fund
Franklin Templeton Core Plus Fixed Income Fund

(Series of Franklin Global Trust)

At a meeting of the Board of Trustees of Franklin Global Trust held on November 17, 2008, the Board approved a proposal to liquidate and dissolve the Franklin Templeton Core Fixed Income Fund and the Franklin Templeton Core Plus Fixed Income Fund (the “Funds”). The liquidation and dissolution are anticipated to occur on or about November 21, 2008 (the “Liquidation Date”).

Prior to the Liquidation Date, shareholders may exchange their Fund shares for shares of other Franklin Templeton funds, consistent with the exchange policy of the Fund and the fund into which they are exchanging. All non-retirement account shareholders who do not voluntarily exchange out of the Funds prior to the Liquidation Date will have their accounts liquidated on the Liquidation Date and the proceeds will be delivered to them. For those shareholders with taxable accounts, the exchange out of a Fund or liquidation will be considered a taxable transaction and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Funds’ liquidation in light of their individual circumstances.

Shareholders in retirement accounts who do not voluntarily exchange their shares of a Fund for shares of another Franklin Templeton fund prior to the Liquidation Date will have their shares automatically exchanged for shares of the Franklin Money Fund on the Liquidation Date. Following such exchange into the Franklin Money Fund, retirement account shareholders may contact their plan administrator to make a future exchange, consistent with the retirement plan documents.

Please keep this supplement for future reference.